Senior Notes Payable	12 Months Ended
Jul. 31, 2022
Borrowings [abstract]
Senior Notes Payable

22. Senior Notes Payable

The following table illustrates the continuity schedule of the senior notes payable for the years ended July 31, 2022 and July 31, 2021:

	July 31, 2022	July 31, 2021
	$	$
Opening Balance	50,159	-
Assumed on business combination	-	50,138
Interest paid	(5,095)	(1,210)
Interest expense	6,604	1,231
Deconsolidated due to loss of control (Note 15)	(51,668)	-
Closing Balance	-	50,159
Current portion	-	50,159
Long-term portion	-	-

On June 1, 2021 as part of the Zenabis acquisition, the Company assumed senior notes which have a principal amount owing of $51,875 and a maturity date of March 31, 2025. The senior notes bear interest at 14% per annum calculated and compounded monthly in arrears and payable to the lender on the first day of each month. The debt was secured against the assets of Zenabis.

Prior to the business acquisition of Zenabis certain covenants were claimed by the lender to be in breach, and a demand for repayment was received by the borrower. Zenabis filed a petition on February 19, 2021 for a determination of the amount required to repay and terminate the senior notes and to obtain discharges of the debenture and related security. Further, the senior notes contain a covenant that requires lender permission for a change in control event. This was not obtained prior to the close of the acquisition of Zenabis and as such, the debt remains in default. The senior notes were recorded at fair value at the business acquisition date and amortized cost thereafter.

The senior notes were derecognized upon the loss of control of Zenabis on June 17, 2022 (Note 15).